                                                                   EXHIBIT 10.23

-----------------------------------------------------------------------------------------------------------------------------------
            AWARD/CONTRACT                    1. THIS CONTRACT IS A RATED ORDER          RATING           PAGE       of PAGES
                                                 UNDER DPAS (15 CFR 350)                 DO-CS(U)          1            21
-----------------------------------------------------------------------------------------------------------------------------------
2.   CONTRACT (Proc. Inst. Ident.) No.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
     N00014-96-C-0279                            See Block 20c         96PR06041-00 / 18 APR 96 / 311 EW
-----------------------------------------------------------------------------------------------------------------------------------
5.   ISSUED BY                   CODE  N00014          6. ADMINISTERED BY (If other than Item 5)    CODE  S0513A
                                       ---------------                                                    -------------------------
     OFFICE OF NAVAL RESEARCH                          DCMC SANTA ANA                   SCD-C
     ONR 251 WDW (703) 696-2574                        34 CIVIC CENTER PLZ
     BALLSTON TOWER ONE                                PO BOX C 12700
     800 NORTH QUINCY STREET                           SANTA ANA, CA 92712-2700
     ARLINGTON, VA 22217-5660
-----------------------------------------------------------------------------------------------------------------------------------
7.   NAME AND ADDRESS OF CONTRACTOR (No., street, city, county,         8. DELIVERY
     State and ZIP Code.)
                                                                                   See SECTION F of Schedule
     IRVINE SENSORS, INC.
     3001 REDHILL AVENUE                                                    [_] FOB ORIGIN    [_] OTHER (See below)
     COSTA MESA, CA 92626                                              ------------------------------------------------------------
                                                                        9. DISCOUNT FOR PROMPT PAYMENT
                                                                                                    N.A.
                                                                       ------------------------------------------------------------
                                                                        10. SUBMIT INVOICES (4 copies        ITEM
                                                                        unless otherwise specified) TO THE      SEE SECTION G
----------------------------------------------------------------------- ADDRESS SHOWN IN
CODE   54266                          FACILITY CODE
-----------------------------------------------------------------------------------------------------------------------------------
11.  SHIP TO/MARK FOR            CODE   N08014                    12.  PAYMENT WILL BE MADE BY           CODE  SC 1006
                                        -------------------------                                              --------------------
     PROGRAM OFFICER                                              DFAS COLUMBUS CENTER
     SEE SECTION F - DELIVERIES OR PERFORMANCE                    DFAS CO JWT SANTA ANA
                                                                  PO BOX 182381
                                                                  COLUMBUS, OH  43218-2381
-----------------------------------------------------------------------------------------------------------------------------------
13.  AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:    14.  ACCOUNTING AND APPROPRIATION DATA
     [_] 18 U.S.C. 2304(c)(         N/A         )
     [_] 41 U.S.C. 253(c)(          N/A        )                            See Attached Financial Accounting Data Sheet(s)
-----------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.             15B. SUPPLIES/SERVICES                  15C. QUANTITY       15D. UNIT      15E. UNIT     15F. AMOUNT
                                                                                                       PRICE
-----------------------------------------------------------------------------------------------------------------------------------

                          See SECTION B of Schedule
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 15G. TOTAL AMOUNT OF CONTRACT  $  749,671.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                       16. TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------------------------------------
  (X) SEC  DESCRIPTION                           PAGE(S)            (X)  SEC              DESCRIPTION                    PAGE(S)
-----------------------------------------------------------------------------------------------------------------------------------
                   PART I - THE SCHEDULE                                             PART II - CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------------------------------
   X   A   SOLICITATION/CONTRACT FORM               1                X    I      CONTRACT CLAUSES                         6-21
-----------------------------------------------------------------------------------------------------------------------------------
   X   B   SUPPLIES OR SERVICES AND PRICES/COSTS    2                               PART 111 - LIST OF DOCUMENTS,
                                                                                     EXHIBITS AND OTHER ATTACH.
-----------------------------------------------------------------------------------------------------------------------------------
   X   C   DESCRIPTION/SPECS./WORK STATEMENT        2                X    J      LIST OF ATTACHMENTS                       21
-----------------------------------------------------------------------------------------------------------------------------------
   X   D   PACKAGING AND MARKING                    2                        PART IV - REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------
   X   E   INSPECTION AND ACCEPTANCE                2                     K      REPRESENTATIONS, CERTIFICATIONS AND
                                                                                 OTHER STATEMENTS OF OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
   X   F   DELIVERIES OR PERFORMANCE               2-3
-----------------------------------------------------------------------------------------------------------------------------------
   X   G   CONTRACT ADMINISTRATION DATA            3-5                    L      INSTRS., CONDS., AND NOTICES TO OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
   x   H   SPECIAL CONTRACT REQUIREMENTS           5-6                    M      EVALUATION FACTORS FOR AWARD
-----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------
17.  [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is        18. [ ] AWARD (Contractor is not required to sign this document.)
         required to sign this document                                  Your offer on Solicitation Number ________. Including the
and return _2_ copies to issuing office.) Contractor agrees      additions or changes made by you which additions or changes are set
to furnish and deliver all items or perform all the services     forth in full above, is hereby accepted as to the terms listed
set forth or otherwise identified above and on any               above and on any continuation sheets. This award consummates the
continuation sheets for the consideration stated herein. The     contract which consists of the following documents: (a) the
rights and obligations of the parties to this contract shall     Government's solicitation and your offer, and (b) this award/
be subject to and governed by the following documents: (a) this   contract. No further contractual document is necessary.
award/contract, (b) the solicitation, if any and (c) such
provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.
(Attachments are listed herein.)
-----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                    20A. NAME OF CONTRACTING OFFICER
     [STAMP OF DAVID PINTO,                                           [STAMP OF LAMBERT C. McCULLOUGH, CONTRACTING OFFICER
      TREASURER APPEARS HERE]                                         APPEARS HERE]
-----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                      19C. DATE SIGNED    20B. UNITED STATES OF AMERICA               20C. DATE SIGNED
     IRVINE SENSORS CORPORATION
  By [SIGNATURE APPEARS HERE]                     960716            By [SIGNATURE APPEARS HERE]                   7-17-96
     --------------------------                                        --------------------------
  (Signature of personauthorized to sign)                           (Signature of Contracting Officer)
-----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                                                                 STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
NAVONR OVERPRINT (4-85)                                                                              FAR (48 CFR) 53.214(a)

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

================================================================================
                                   ESTIMATED       FIXED      TOTAL ESTIMATED
ITEM NO.     SUPPLIES/SERVICES       COST           FEE       COST & FIXED FEE
================================================================================
0001      The Contractor shall     $699,563.00   $50,108.00     $749,671.00
          furnish the necessary
          personnel and facilities
          to conduct research as
          described in Section C.
--------------------------------------------------------------------------------
0002      Reports and Data in                                   NSP
          accordance with Exhibit A
          (DD Form 1423)
================================================================================
TOTAL ESTIMATED CONTRACT           $699,563.00   $50,108.00     $749,671.00
CONSIDERATION:
================================================================================

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

1. The work and services to be performed hereunder shall be subject to the requirements and standards contained in Exhibit A and the following paragraph(s).

2. The contractor shall conduct work in accordance with Section 3, entitled "Phase II Work Plan," on pages 13-15 of the contractor's proposal entitled, "3D Silicon MIMD/SIMD Massively Parallel Processor," dated 16 MAY 1995, which section is hereby incorporated by reference.

SECTION D - PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packing standards to assure safe delivery at destination.

SECTION E - INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery under this contract will be accomplished by the Program Officer designated in Section F of this contract, who shall have at least thirty (30) days after contractual delivery for acceptance.

SECTION F - DELIVERIES OR PERFORMANCE

1. The research work under this contract shall be conducted during the period from the award date through 31 JAN 1998. A final report will be prepared, submitted, reproduced and distributed by sixty days thereafter unless the contract is extended, in which case, the final report will be prepared in accordance with the terms of such extension.

    a. Item No. 0002 of Section B (Reports and Data) shall be delivered within the time periods stated in Exhibit A, F.O.B. Destination.

2. Distribution, consignment and marking instructions for all contract line items shall be in accordance with the following:

     a. Item No. 0002 shall be shipped F.O.B. Office of Naval Research, Arlington, Virginia 22217-5660, consigned to:

         Program Officer
         Office of Naval Research
         Ballston Tower One
         800 North Quincy Street
         Arlington, Virginia 22217-5660

     Attn: Elizabeth Wald
     Ref: Contract N00014-96-C-0279

SECTION G-CONTRACT ADMINISTRATION DATA


1. NAPS 5252.232-9001 SUBMISSION OF INVOICES (COST REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 1992)

    (a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

    (b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor* at the following address:

    DFAS COLUMBUS CENTER
    DFAS CO JWT SANTA ANA
    PO BOX 182381
    COLUMBUS, OH 43218-2381


unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to the Program Officer identified in Section F.2a of this contract. Following verification, the contract auditor* will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

     (c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.

     (d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

          (1)  Contract line item number (CLIN)
          (2)  Subline item number (SLIN)
          (3)  Accounting Classification Reference Number (ACRN)
          (4)  Payment terms
          (5)  Procuring activity

     CONTRACT NUMBER: N00014-96-C-0279

          (6)  Date supplies provided or services performed
          (7)  Costs incurred and allowable under the contract
          (8) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided.

     (e) A DD Form 250, "Material Inspection and Receiving Report" is required only with the final invoice.

     (f) A Certificate of Performance shall be provided with each invoice submittal.

     (g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

     (h) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

2.   Method of Payment
     -----------------
As consideration for the proper performance of the work and services required under this contract, the Contractor shall be paid as follows:

          a. Costs, as provided for under the contract clause entitled "Allowable Cost and Payment," not to exceed the amount set forth as "Estimated Cost" in Section B, subject to the contract clause entitled "Limitation of Cost" or "Limitation of Funds" whichever is applicable.

          b. A fixed fee in the amount set forth as "Fixed Fee" in Section B, in accordance with the contract clause entitled "Fixed Fee", which shall be paid upon completion of the work and services required under this contract and upon final acceptance by the Contracting Officer, however, the Contractor may bill on each voucher the amount of the fee bearing the same percentage to the total fixed fee as the amount of cost billed bears to the total estimated cost.

3.   Procuring Office Representatives
     --------------------------------
    a. In order to expedite administration of this contract, the Administrative Contracting Officer should direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.

     Contract Negotiator - Wade Wargo, ONR 251, (703)696-2574, Autovon 426-2574

     Inspection and Acceptance - Elizabeth Wald, ONR 311, (703)696-0157, Autovon 426-0157

     Security Matters - ONR 93, (703)696-4618, Autovon 426-4618

     Patent Matters - Mr. William McCarthy, ONR 00CC, (703)696-4003, Autovon 426-4003

     b. The Administrative Contracting Officer will forward invention disclosures and reports directly to Patent Counsel (ONR 00CC), Office of Naval Research, Department of the Navy, Arlington, Virginia 22217-5660. The Patent Counsel will return the reports along with a recommendation to the

     CONTRACT NUMBER: N00014-96-C-0279                                   Page 4

Administrative Contracting Officer. The Patent Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.


4.   Type of Contract
     ----------------

This is a cost-plus-fixed-fee completion contract.


SECTION H - SPECIAL CONTRACT REQUIREMENTS

1.   ONR 5252.235-9714 REPORT PREPARATION (DEC 1988)

Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI Z39.18, Scientific and Technical Reports:
Organization, Preparation and Production.

2.   ONR 5252.210-9708 METRICATION REQUIREMENTS (DEC 1988)

     (a) All scientific and technical reports reports delivered pursuant to the terms of this contract shall identify units of measurement in accordance with the International System of Units (SI) commonly referred to as the "Metric System". Conversion to U.S. customary units may also be given where additional clarity is deemed necessary. Guidance for application of the metric system is contained in the American Society of Testing Materials document entitled "Standard Practice for Use of the International System of Units (The Modernized Metric System)" (ASTM Designation E 380-89A)

     (b) This provision also applies to journal article preprints, reprints, commercially published books or chapters of books, theses or dissertations submitted in lieu of a scientific and/or technical report.


3.   Invention Disclosures and Reports
     ---------------------------------

The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer.

4.   ONR 5252.242-9718 TECHNICAL DIRECTION (DEC 1988)

     (a) Performance of the work hereunder is subject to the technical direction of the Program Officer/COTR designated in this contract, or duly authorized representative. For the purposes of this clause, technical direction includes the following:

          (1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work;
          (2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of work description.

     (b) Technical direction must be within the general scope of work stated in the contract. Technical direction may not be used to:

          (1)  Assign additional work under the contract;



     CONTRACT NUMBER: N00014-96-C-0279                                    Page 5

          (2) Direct a change as defined in the contract clause entitled "Changes";

          (3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance; or

          (4) Change any of the terms, conditions or specifications of the contract.

     (c) The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.

     (d) Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of the work statement which is not affected by the disputed technical direction.


SECTION I - CONTRACT CLAUSES

Cost-Plus-Fixed-Fee - Research and Development (JUN 1996) (1)

           * Applies when contract action exceeds $10,000.
          ** Applies when contract action exceeds $50,000.
         *** Applies when contract action exceeds $100,000.
           + Applies when contract action exceeds $500,000.
          ++ Applies when contract action exceeds $500,000
             and subcontracting possibilities exist.
           O Small Business Exempt
           x (DD 250).


(a)  FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.  FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:-

================================================================================
    **   FAR 52.202-01      Definitions (OCT 1995)
--------------------------------------------------------------------------------
         FAR 52.203-03      Gratuities (APR 1984)
--------------------------------------------------------------------------------
         FAR 52.203-05      Covenant Against Contingent Fees (APR 1984)
--------------------------------------------------------------------------------
         FAR 52.203-07      Anti-Kickback Procedures (JUL 1995)
--------------------------------------------------------------------------------
    **   FAR 52.203-10      Price or Fee Adjustment for Illegal or Improper
                            Activity (SEP 1990)
--------------------------------------------------------------------------------
   ***   FAR 52.203-12      Limitation on Payments to Influence Certain Federal
                            Transactions (JAN 1990)
--------------------------------------------------------------------------------

    CONTRACT NUMBER N00014-96-C-0279                                      Page 6


--------------------------------------------------------------------------------
           FAR 52.204-5      Women-Owned Business (OCT 1995)
--------------------------------------------------------------------------------
           FAR 52.211-15     Defense Priority and Allocation Requirements (SEP
                             1990)
--------------------------------------------------------------------------------
           FAR 52.215-02     Audit and Records - Negotiation (OCT 1995)
--------------------------------------------------------------------------------
     +     FAR 52.215-22     Price Reduction for Defective Cost or Pricing Data
                             (OCT 1995)
--------------------------------------------------------------------------------
     +     FAR 52.215-24     Subcontractor Cost or Pricing Data (OCT 1995)
--------------------------------------------------------------------------------
           FAR 52.215-26     Integrity of Unit Prices (OCT 1995)
--------------------------------------------------------------------------------
           FAR 52.215-26     Alternate I (APR 1991) (Applicable if action
                             contracted under Other Than Full and Open
                             Competition)
--------------------------------------------------------------------------------
           FAR 52.215-27     Termination of Defined Benefit Pension Plans (MAR
                             1996)
--------------------------------------------------------------------------------
           FAR 52.215-33     Order of Precedence (JAN 1986)
--------------------------------------------------------------------------------
           FAR 52.215-39     Reversion or Adjustment of Plans for Postretirement
                             Benefits Other than Pensions (PRB) (MAR 1996)
--------------------------------------------------------------------------------
           FAR 52.215-43     Audit -- Commercial Items (OCT 1995)
--------------------------------------------------------------------------------
           FAR 52.216-07     Allowable Cost and Payment (JUL 1991) (As modified
                             by DoD Class Deviation 95-00003 dated 13 July
                             1995)
--------------------------------------------------------------------------------
           FAR 52.216-08     Fixed Fee (APR 1984) (As modified by DoD Class
                             Deviation 95-00003 dated 13 July 1995)
--------------------------------------------------------------------------------
    **     FAR 52.219-08     Utilization of Small, Small Disadvantaged, and
                             Women-Owned Small Business Concerns (OCT
                             1995)
--------------------------------------------------------------------------------
   ++O     FAR 52-219-09     Small, Small Disadvantaged, and Women-Owned
                             Small Business Subcontracting Plan (OCT 1995)
--------------------------------------------------------------------------------
   ++O     FAR 52.219-16     Liquidated Damages -- Subcontracting Plan (OCT
                             1995)
--------------------------------------------------------------------------------
           FAR 52.222-01     Notice to the Government of Labor Disputes (APR
                             1984)
--------------------------------------------------------------------------------
   ***     FAR 52.222-02     Payment for Overtime Premiums (JUL 1990) (Note:
                             The word "zero" is inserted in the blank space
                             indicated by an asterisk)
--------------------------------------------------------------------------------
           FAR 52.222-03     Convict Labor (APR 1984) (Reserved when FAR
                             52.222-20 Walsh Healy Public Contracts Act is
                             applicable)
--------------------------------------------------------------------------------

    CONTRACT NUMBER N00014-96-C-0279                                      Page 7

--------------------------------------------------------------------------------
           FAR 52.222-04     Contract Work Hours and Safety Standards Act-
                             Overtime Compensation (JUL 1995)
--------------------------------------------------------------------------------
           FAR 52.222-26     Equal Opportunity (APR 1984)
--------------------------------------------------------------------------------
      *    FAR 52.222-35     Affirmative Action for Special Disabled and Vietnam
                             Era Veterans (APR 1984)
--------------------------------------------------------------------------------
           FAR 52.222-36     Affirmative Action for Handicapped Workers (APR
                             1984)
--------------------------------------------------------------------------------
      *    FAR 52.222-37     Employment Reports on Special Disabled Veterans
                             and Veterans of the Vietnam Era (JAN 1988)
--------------------------------------------------------------------------------
    ***    FAR 52.223-02     Clean Air and Water (APR 1984)
--------------------------------------------------------------------------------
     **    FAR 52.223-06     Drug-Free Workplace (JUL 1990) (Applies when
                             contract action equals or exceeds $25,000 or when
                             any modification increases the total contract value
                             to $25,000 or more)
--------------------------------------------------------------------------------
           FAR 52.225.11     Restrictions on Certain Foreign Purchases (MAY
                             1992)
--------------------------------------------------------------------------------
           FAR 52.227-01     Authorization and Consent (JUL 1995) and Alternate
                             1 (APR 1984)
--------------------------------------------------------------------------------
     **    FAR 52.227-02     Notice and Assistance Regarding Patent and
                             Copyright Infringement (APR 1984)
--------------------------------------------------------------------------------
           FAR 52.228-07     Insurance Liability to Third Persons (MAR 1996)
                             (Further to paragraph (a)(3), unless otherwise
                             stated in this contract, type and limits of
                             insurance required are as stated in FAR 28.307-2)
--------------------------------------------------------------------------------
           FAR 52.232-09     Limitation on Withholding of Payments (APR 1984)
--------------------------------------------------------------------------------
           FAR 52.232-17     Interest (JAN 1991)
--------------------------------------------------------------------------------
           FAR 52.232-23     Assignment of Claims (JAN 1986)
--------------------------------------------------------------------------------
           FAR 52.232-25     Prompt Payment (MAR 1994)
--------------------------------------------------------------------------------
           FAR 52.232-28     Electronics Funds Transfer Payment Methods (APR
                             1989)
--------------------------------------------------------------------------------
           FAR 52.233-01     Disputes (OCT 1995)
--------------------------------------------------------------------------------
           FAR 52.233-03     Protest After Award (OCT 1995) and Alternate I
                             (JUN 1985)
--------------------------------------------------------------------------------
           FAR 52.242-01     Notice of Intent to Disallow Costs (APR 1984)
--------------------------------------------------------------------------------
      +    FAR 52.242-03     Penalties for Unallowable Costs (OCT 1995)
--------------------------------------------------------------------------------
           FAR 52.242-04     Certification of Indirect Costs (OCT 1995)
--------------------------------------------------------------------------------

     CONTRACT NUMBER N00014-96-C-0279                                     Page 8

      **       FAR 52.242-13           Bankruptcy (JUL 1995)
----------------------------------------------------------------------------------------
               FAR 52.242.15           Stop Work Order (AUG 1989) and Alternate I (APR
                                       1984)
----------------------------------------------------------------------------------------
               FAR 52.243-02           Changes Cost-Reimbursement (AUG 1987) and
                                       Alternate V (APR 1984)
----------------------------------------------------------------------------------------
               FAR 52.244-02           Subcontracts (Cost Reimbursement and Letter
                                       Contracts (MAR 1996) and Alternate 1 (JUL 1995)
----------------------------------------------------------------------------------------
      **       FAR 52.244-05           Competition in Subcontracting (JAN 1996)
----------------------------------------------------------------------------------------
               FAR 52.245-05           Government Property (Cost Reimbursement, Time
                                       and Material or Labor-Hour Contracts) (JAN 1986)
                                       (As modified by DoD Class Deviation 95-00001
                                       dated 14 July 1995)
----------------------------------------------------------------------------------------
               FAR 52.246-09           Inspection of Research and Development (Short
                                       Form) (APR 1984)
----------------------------------------------------------------------------------------
               FAR 52.247-63           Preference for U.S. Flag Air Carriers (APR 1984)
----------------------------------------------------------------------------------------
               FAR 52.249-06           Termination (Cost-Reimbursement) (MAY 1986)
----------------------------------------------------------------------------------------
               FAR 52.249-14           Excusable delays (APR 1984)
----------------------------------------------------------------------------------------
               FAR 52.251-01           Government Supply Sources (APR 1984)
----------------------------------------------------------------------------------------
               FAR 52.253-01           Computer Generated Forms (JAN 1991)
----------------------------------------------------------------------------------------

II.     DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CFR CHAPTER 2)
        CLAUSES:

               DFARS 252.203-7001        Special Prohibition on Employment (NOV 1995)
----------------------------------------------------------------------------------------
               DFARS 252.204-7003        Control of Government Personnel Work
                                         Product (APR 1992)
----------------------------------------------------------------------------------------
      **       DFARS 252.209-7000        Acquisition from Subcontractors subject to On-
                                         Site Inspection under the Intermediate Range
                                         Nuclear Forces (INF) Treaty (NOV 1995)
----------------------------------------------------------------------------------------
       +       DFARS 252.215-7000        Pricing Adjustments (DEC 1991)
----------------------------------------------------------------------------------------
     ++0       DFARS 252.219-7003        Small, Small Disadvantaged and Women-
                                         owned Small Business Subcontracting Plan
                                         (DoD Contracts) (APR 1996)
----------------------------------------------------------------------------------------
               DFARS 252.227-7013        Rights in Technical Data -- Noncommercial
                                         Items (NOV 1995)
----------------------------------------------------------------------------------------

       CONTRACT NUMBER N00014-96-C-0279                                  Page 9

================================================================================
         DFARS 252.227-7014   Rights in Noncommercial Computer Software
                              and Noncommercial Computer Software
                              Documentation (JUN 1995)
--------------------------------------------------------------------------------
         DFARS 252.227-7018   Rights in Noncommercial Technical Data and
                              Computer Software -- Small Business
                              Innovation Research (SBIR) Program (NOV
                              1995)
--------------------------------------------------------------------------------
         DFARS 252.227-7019   Validation of Asserted Restrictions --
                              Computer Software (JUN 1995)
--------------------------------------------------------------------------------
         DFARS 252.227-7030   Technical Data - Withholding of Payment
                              (OCT 1988)
--------------------------------------------------------------------------------
         DFARS 252.227-7036   Certification of Technical Data Conformity
                              (MAY 1987)
--------------------------------------------------------------------------------
         DFARS 252.227-7037   Validation of Restrictive Markings on
                              Technical Data (NOV 1995)
--------------------------------------------------------------------------------
         DFARS 252.231-7000   Supplemental Cost Principles (DEC 1991)
--------------------------------------------------------------------------------
         DFARS 252.232-7006   Reduction or Suspension of Contract Payments
                              upon Finding of Fraud (AUG 1992)
--------------------------------------------------------------------------------
   ***   DFARS 252.233-7000   Certification of Claims and Requests for
                              Adjustment or Relief (MAY 1994)
--------------------------------------------------------------------------------
         DFARS 252.235-7002   Animal Welfare (DEC 1991)
--------------------------------------------------------------------------------
         DFARS 252.242-7000   Post-Award Conference (DEC 1991)
--------------------------------------------------------------------------------
         DFARS 252.245-7001   Reports of Government Property (MAY 1994)
--------------------------------------------------------------------------------
     x   DFARS 252.246-7000   Material Inspection and Receiving Report
                              (DEC 1991)
--------------------------------------------------------------------------------
         DFARS 252.251-7000   Ordering from Government Supply Sources
                              (MAY 1995)
================================================================================

(b) The following clause applies to contracts exceeding $100,000, and modifications for new work exceeding $100,000 to contracts which do not already contain the clause:

FAR 52.203-09   REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY -
                MODIFICATION (SEP 1995)

     (a)  Definitions. The definitions set forth in FAR 3.104-4 are hereby
          -----------
incorporated in this clause.


    CONTRACT NUMBER N00014-96-C-0279                                     Page 10

     (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

     (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification. The certification in paragraph (c)(2) of this clause is not required for a modification which procures commercial items.

              CERTIFICATE OF PROCUREMENT INTEGRITY - MODIFICATION
              (SEP 1995)

              (1)  I,        (Name of certifier) am the officer or employee
                     --------
                   responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b),
                   (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (contract and modification number).

              (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of

                   ---------------- (Name of Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d) or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

              (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity - Modification (Continuation Sheet). (ENTER "NONE" IF NONE EXISTS)

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   (Signature of the officer or employee responsible for the modification proposal and date)

                   -------------------------------------------------------------


CONTRACT NUMBER N00014-96-C-0279                                         Page 11

          (Typed name of the officer or employee responsible for the modification proposal)

          ----------------------------------------------------------------------

          *Subsections 27(a),(b) and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

          THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

                            (End of certification)

     (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a Contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989) the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the Contractor.

     (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.


(c)  This clause applies to all contracts exceeding $500,000.

DFARS 252.209-7004  REPORTING OF COMMERCIAL TRANSACTION WITH THE
                    GOVERNMENT OF A TERRORIST COUNTRY (SEP 1994)

     (A)  Definitions.
          -----------

     As used in this clause--

          (1) "Government of a terrorist country" includes the state and the government of a terrorist country, as well as any political subdivision, agency, or instrumentality thereof.

          (2) "Terrorist country" means a country determined by the Secretary of State, under section 6(j)(1)(A) of the Export Administration Act of 1979 (50 U.S.C. App. 2405(j)(1)(A)), as of 60 days before the contract award date, to be a country the government of which has


CONTRACT NUMBER N00014-96-C-0279                                         Page 12
repeatedly provided support for acts of international terrorism. As of the date of this provision, terrorist countries include: Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria.

     (b)  Reporting.
          ---------

          (1) In accordance with Section 843 of the National Defense Authorization Act for Fiscal Year 1994 (Public Law 103-160), if this contract exceeds $5,000,000, the Contractor shall report each commercial transaction that it conducts with the government of a terrorist country during the period of performance of this contract (but not beyond September 30, 1996).

          (2)  This reporting requirement does not apply to --

               (i) Transactions conducted by affiliates or subsidiaries of the Contractor; or

               (ii) Payment or receipt of payment of a judgement or award ordered by a court or arbitral tribunal of competent jurisdiction.

          (3)  The Contractor shall submit reports in the following format:

               Title of Report: Report of Commercial Transactions with the Government of a Terrorist Country

               Date of Report:

               Contract Number:

               Contractor's Name and Address:

               Name and Telephone Number of Individual Submitting Report:

               Commercial Transactions with the Government of a Terrorist
               Country:

          COUNTRY             NATURE OF COMMERCIAL TRANSACTION
          -------             --------------------------------

------------------------   ----------------------------------------

------------------------   ----------------------------------------

          (4) The Contractor shall submit reports annually by September 30, but not beyond September 30, 1996. Each report shall include transactions conducted during the preceding one-year period of contract performance.

          (5)  The Contractor shall submit reports to:

               Deputy Director of Defense Procurement (Foreign Contracting) PDUSD(A&T)DP(FC)
               Washington, DC 20301-3060

CONTRACT NUMBER N00014-96-C-0279                                         Page 13

(d) The following clause applies to contract actions exceeding $500,000, when subcontracting possibilities exist. The clause is small business exempt.

DFARS 252.219-7005    INCENTIVE FOR SUBCONTRACTING WITH SMALL BUSINESSES,
                      SMALL DISADVANTAGED BUSINESSES, HISTORICALLY BLACK
                      COLLEGES AND UNIVERSITIES, AND MINORITY INSTITUTIONS
                      (NOV 1995)

    (a) If the Contractor exceeds the small disadvantaged business, historically black college and university, minority institution goal of its subcontracting plan, at completion of contract performance, the Contractor will receive ___ percent of the excess.

    (b) The Contractor will not receive this incentive if the Contracting Officer determines that exceeding the goal was not due to the Contractor's efforts (e.g., a subcontractor cost overrun or award of subcontracts planned but not disclosed in the subcontracting plan). Determinations made under this paragraph are not subject to the Disputes clause.

    (c) If this is a cost contract, the limitations in FAR Subpart 15.9 may not be exceeded.

    (d) This clause does not apply if the subcontracting plan is a plant, division, or company-wide commercial items plan.

(e)   ADDITIONAL FAR AND DFARS CLAUSES

      This contract incorporates the following checked clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

--------------------------------------------------------------------------------
       FAR 52.204-02        Security Requirements (APR 1984) (As modified by
                            DoD Class Deviation 95-00004 dated 12 May
                            1995) (Applicable if contract will generate or
                            require access to classified information and DD
                            Form 254, Contract Security Classification
                            Specification, is issued to the contractor)
--------------------------------------------------------------------------------
  X    FAR 52.209-06        Protecting the Government's Interest when
                            Subcontracting with Contractors Debarred,
                            Suspended, or Proposed for Debarment (JUL 1995)
                            (Applicable to contracts exceeding $25,000 in
                            value)
--------------------------------------------------------------------------------
       FAR 52.215-31        Waiver of Facilities Capital Cost of Money (SEP
                            1987) (Applicable if the Contractor did not propose
                            facilities capital cost of money in the offer)
--------------------------------------------------------------------------------
       FAR 52.217-09        Option to Extend the Term of the Contract (MAR 1989)
                            (In paragraph (a), insert " ", and in paragraph (c),
                            insert " "). (Applicable if contract contains line
                            item(s) for option(s)). (Compete the spaces in
                            parentheses).
--------------------------------------------------------------------------------

CONTRACT NUMBER N00014-96-C-O279                                         Page 14

--------------------------------------------------------------------------------
   X     FAR 52.219-06        Notice of Total Small Business Set-Aside (APR
                              1984), and Alternate I (OCT 1995) (Applicable to
                              total small business set-asides, including SBIR)
--------------------------------------------------------------------------------
         FAR 52.222-20        Walsh Healy Public Contracts Act (APR 1984) (As
                              modified by DoD Class Deviation 95-00009 dated
                              15 Dec 1995) (Applicable if the contract includes
                              deliverable materials, supplies, articles or
                              equipment in an amount that exceeds or may
                              exceed $10,000)
--------------------------------------------------------------------------------
         FAR 52.222-28        Equal Opportunity Preaward Clearance of
                              Subcontracts (APR 1984) (Applicable only when
                              contract action exceeds $1,000,000 or when any
                              modification increases contract amount to more
                              than $1,000,000)
--------------------------------------------------------------------------------
         FAR 52.226-01        Utilization of Indian Organizations and Indian-
                              Owned Economic Enterprises (AUG 1991)
                              (Applicable when FAR 52.219-09 Small Business
                              and Small Disadvantaged Business Subcontracting
                              Plan, applies)
--------------------------------------------------------------------------------
         FAR 52.227-10        Filing of Patent Applications - Classified Subject
                              Matter (APR 1984) (Applicable if contract is
                              subject to FAR clauses 52.204-02 and either FAR
                              52.227-11 or FAR 52.227-12)
--------------------------------------------------------------------------------
   X     FAR 52.227-11        Patent Rights - Retention by the Contractor (Short
                              Form) (JUN 1989) (Applicable if contractor is a
                              small business or nonprofit organization)
--------------------------------------------------------------------------------
         OR
         --
--------------------------------------------------------------------------------
         FAR 52.227-12        Patent Rights - Retention by the Contractor (Long
                              Form) (JUN 1989) (Applicable if contractor is a
                              large business)
--------------------------------------------------------------------------------
   X     OFAR 52.230-02       Cost Accounting Standards (AUG 1992) Applicable
                              when contract amount is over $500,000, if
                              Contractor is subject to full CAS coverage, as set
                              forth in 48 CFR Chapter 99, Subpart 9903.201-2(a),
                              i.e., when the contractor receives a single
                              CAS-covered contract award of $10 million or
                              more; received $10 million or more in CAS-covered
                              contract awards during its preceding cost
                              accounting period; or received less than $10
                              million in CAS-covered contract awards during its
                              preceding cost accounting period, but such awards
                              were 10% or more of total sales.
--------------------------------------------------------------------------------

    CONTRACT NUMBER N00014-96-C-0279                                     Page 15

--------------------------------------------------------------------------------
      OFAR 52.230-03         Disclosure and Consistency of Cost Accounting
                             Practices (NOV 1993) Applicable when contract
                             amount is over $500,000 but less than $10 million,
                             and the offeror certifies it is eligible for and
                             elects to use modified CAS coverage as set forth in
                             48 CFR Chapter 99, Subpart 9903.201-2(b).
--------------------------------------------------------------------------------
  X   OFAR 52.230-05         Administration of Cost Accounting Standards (FEB
                             1995) (Applicable if contract is subject to either
                             clause at FAR 52.230-02 or the clause at FAR
                             52.230-03)
--------------------------------------------------------------------------------
  X   FAR 52.232-20          Limitation of Cost (APR 1984) (Applicable only when
                             contract action is fully funded)
--------------------------------------------------------------------------------
      FAR 52.232-22          Limitation of Funds (APR 1984) (Applicable only
                             when contract action is incrementally funded)
--------------------------------------------------------------------------------
      FAR 52.245-5           Government Property (Cost-Reimbursement, Time-and-
                             Material, or Labor-Hour Contracts) ALT I (JUL 1985)
                             (Applicable if contractor is a nonprofit
                             organization whose primary purpose is the conduct
                             of scientific research)
--------------------------------------------------------------------------------
  X   DFARS 252.203-7000     Statutory Prohibition on Compensation to Former
                             Department of Defense Employees (NOV 1995)
                             (Applicable when contract action exceeds $100,000
                             or when any modification increases contract amount
                             to more than $100,000)
--------------------------------------------------------------------------------
      DFARS 252.203-7002     Display of DoD Hotline Poster (DEC 1991)
                             (Applicable only when contract action exceeds $5
                             million or when any modification increases contract
                             amount to more than $5 million)
--------------------------------------------------------------------------------
      DFARS 252.204-7000     Disclosures of Information (DEC 1991) (Applies when
                             Contractor will have access to or generate
                             unclassified information that may be sensitive and
                             inappropriate for release to the public)
--------------------------------------------------------------------------------
  X   DFARS 252.205-7000     Provision of Information to Cooperative Agreement
                             Holders (DEC 1991) (Applicable only when contract
                             action exceeds $500,000 or when any modification
                             increases total contract amount to more than
                             $500,000)
--------------------------------------------------------------------------------
  X   DFARS 252.215-7002     Cost Estimating System Requirements (DEC 1991)
                             (Applicable only to contract actions awarded on the
                             basis of certified cost or pricing data)
--------------------------------------------------------------------------------


CONTRACT NUMBER N00014-96-C-0279                                         Page 16

--------------------------------------------------------------------------------------
       DFARS 252.223-7004       Drug-Free Work force (SEP 1988) (Applicable (a) if
                                contract involves access to classified information;
                                or (b) when the Contracting Officer determines that
                                the clause is necessary for reasons of national
                                security or for the purpose of protecting the health
                                or safety of those using or affected by the product
                                of, or performance of the contract.
--------------------------------------------------------------------------------------
      DFARS 252.223-7006        Prohibition on Storage and Disposal of Toxic and
                                Hazardous Materials (APR 1993) (Applicable if
                                work requires, may require, or permits contractor
                                performance on a DoD installation)
--------------------------------------------------------------------------------------
      DFARS 252.225-7001        Buy American Act and Balance of Payments
                                Program (JAN 1994) (Applicable to actions over
                                $25,000 if the contract includes deliverable
                                supplies)
--------------------------------------------------------------------------------------
      DFARS 252.225-7002        Qualifying Country Sources as Subcontractors
                                (DEC 1991) (Applicable when clause at DFARS
                                252.225-7001 applies)
--------------------------------------------------------------------------------------
      DFARS 252.225-7008        Supplies to be Accorded Duty-Free Entry (DEC
                                1991) (Applicable when clause at DFARS
                                252.225-7009 applies)
--------------------------------------------------------------------------------------
      DFARS 252.225-7009        Duty Free Entry - Qualifying Country End Products
                                and Supplies (DEC 1991) (Applicable if contract
                                includes deliverable supplies)
--------------------------------------------------------------------------------------
      DFARS 252.225-7010        Duty Free Entry - Additional Provisions (DEC 1991)
                                (Applicable when clause at DFARS 252.225-7009
                                applies)
--------------------------------------------------------------------------------------
  X   DFARS 252.225-7026        Reporting of Contract Performance Outside the
                                United States (NOV 1995) (Applicable only when
                                contract value exceeds $500,000 or when any
                                modification increases contract value to more than
                                $500,000)
--------------------------------------------------------------------------------------
  X   DFARS 252.227-7034        Patents - Subcontracts (APR 1984) (Applicable
                                when clause at FAR 52.227-11 applies)
--------------------------------------------------------------------------------------
  X   DFARS 252.227-7039        Patents - Reporting of Subject Inventions (APR
                                1990) (Applies when clause at FAR 52.227-11
                                applies)
--------------------------------------------------------------------------------------
      DFARS 252.242-7004        Material Management and Accounting System
                                (DEC 1991) (Applicable to contract actions
                                exceeding $25,000) (Not applicable to contracts
                                set aside for exclusive participation by small
                                business and small disadvantaged business
                                concerns)
--------------------------------------------------------------------------------------

CONTRACT NUMBER N00014-96-C-0279                                       PAGE 17

--------------------------------------------------------------------------------
     DFARS 252.249-7001     Notification of Substantial Impact on Employment
                            (DEC 1991) (Applies to all prime contracts valued
                            at $5 million or more, and to all contracts with
                            subcontracts of $500,000 or more)
================================================================================

(f)  The following clause is applicable to contract actions exceeding $25,000:

DFARS 252.247-7023    TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)

     (a)  As used in this clause:

          (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

          (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and Defense agencies.

          (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

          (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

          (5) "Subcontractor" means a supplier, materialman, distributor or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor or vendor of commercial items or commercial components.

          (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

               (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.
               (ii) "Supplies" includes (but is not limited to) public works, buildings and facilities; ships; floating equipment and vessels of every character, type and description, with parts, subassemblies, accessories and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

          (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

     (b) The Contractor shall employ United States-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate U.S.-flag vessels, if the Contractor or a subcontractor believes that --

          (1)  U.S.-flag vessels are not available for timely shipment;
          (2)  The freight charges are inordinately excessive or unreasonable;
     or

    CONTRACT NUMBER N00014-96-C-0279                                     Page 18

           (3) Freight charges are higher than charges to private persons for transportation of like goods.

     (c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum --

                 (1)   Type, weight, and cube of cargo.
                 (2)   Required shipping date.
                 (3)   Special handling and discharge requirements.
                 (4)   Loading and discharge points.
                 (5)   Name of shipper and consignee.
                 (6)   Prime contract number; and
                 (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) of at least two (2) U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.

     (d) The Contractor shall, within thirty (30) days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean-bill-of-lading, which shall contain the following information:

                 (1)   Prime contract number;
                 (2)   Name of vessel;
                 (3)   Vessel flag of registry;
                 (4)   Date of loading;
                 (5)   Port of loading;
                 (6)   Port of final discharge;
                 (7)   Description of commodity;
                 (8)   Gross weight in pounds and cubic feet if available;
                 (9)   Total ocean freight in U.S. dollars; and
                 (10)  Name of the steamship company.

     (e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief:

                 (1) No ocean transportation was used in the performance of this contract;
                 (2) Ocean transportation was used and only United States-flag vessels were used for all ocean shipments under the contract.
                 (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or
                 (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:


     CONTRACT NUMBER N00014-96-C-0279                                   Page 19


--------------------------------------------------------------------------------
                       ITEM               CONTRACT
                    DESCRIPTION          LINE ITEMS            QUANTITY
--------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------

     (f) If the final invoices does not include the required representation, the Government will reject it and return it to the Contractor as an improper invoice for the purposes of Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

     (g)   The Contractor shall include this clause, including this paragraph
(g), in all subcontracts under this contract, which exceed the simplified acquisition threshold in Part 13 of the Federal Acquisition Regulations.

(g) --The following clause is applicable when the Contractor has made a negative response to the inquiry in the representation at DFARS 252.247-7022.

DFARS 252.247-7024    NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (NOV
                      1995)
     (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor --
            (1)   Shall notify the Contracting Officer of that fact; and
            (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

     (b)   The Contractor shall include this clause, including this paragraph
(b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder, except (effective May 1, 1996) subcontracts for the acquisition of commercial items or components.

(h) The following clause applies to competitive contracts exceeding $100,000 (including all options) and competitive 8(a) contracts.

FAR 52.223-14            TOXIC CHEMICAL RELEASE REPORTING (OCT 1995)

     (a) Unless otherwise exempt, the Contractor owned or operated facilities used in the performance of this contract shall file by July 1 for the prior calendar year an annual Toxic Chemical Release Inventory Form (Form R) as described in sections 313 (a) and (g) of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023 (a) and (g)), and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106). Such Contractor facilities shall file the annual Form R throughout the life of the contract.
     (b) A Contractor is exempt from the requirement to file an annual Form R if none of the Contractor owned or operated facilities used in the performance of this contract--


CONTRACT NUMBER N00014-96-C-0279                                         Page 20

     (1)  Manufacture, process or otherwise use any toxic chemicals listed under section 313(c) of EPCRA, 42 U.S.C. 11023(c);
     (2) Have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A);
     (3) Meet the reporting thresholds of toxic chemicals established under section (313)(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA); or
     (4) Fall within Standard Industrial Classification Code (SIC) designations 20 through 39 as set forth in FAR 19.102.
     (c) If the contractor has certified to be exempt in accordance with one or more of the criteria in paragraph (b) of this clause, and after award of the contract circumstances change so that any one of its owned or operated facilities used in the performance of this contract is no longer exempt--
     (1)  The Contractor shall notify the Contracting officer; and
     (2) The Contractor owned and operated facilities used in the performance of this contract, unless otherwise exempt, shall (1) submit a Toxic Chemical Release Inventory Form (Form R) on or before July 1 for the prior calendar year during which the Contractor becomes eligible; and (ii) continue to file the annual Form R for the life of the contract.
     (d) The Contracting Officer may terminate this contract or take other action as appropriate, if the Contractor fails to comply accurately and fully with the EPCRA and PPA toxic chemical release filing and reporting requirements.
     (e) Except for acquisitions of commercial items, as defined in FAR Part 12, the Contractor shall--
     (1) For competitive subcontracts expected to exceed $100,000 (including all options), include a solicitation provision substantially the same as the provision at FAR 52.223-13, Certification of Toxic Chemical Release Reporting; and
     (2) Include in any resultant subcontract exceeding $100,000 (including all options), with subcontractors having SIC designations of major groups 20 through 39 as set forth in FAR 19.102, the substance of this clause, except this paragraph (e).

SECTION J - LIST OF ATTACHMENTS

1. EXHIBIT A, entitled "Contract Data Requirements list" (DD Form 1423) - 1 page with Enclosure Number 1, entitled "Contract Data Requirements List - Instructions for Distribution."

2. Exhibit B, entitled, "Financial Accounting Data Sheet (Navy/non-Navy DoD Activities)."

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFEROR

1. The Contractor's Representations and Certifications, dated 28 MAY 96, are hereby incorporated into this contract by reference.

CONTRACT NUMBER N00014-96-C-0279                                        Page 21

====================================================================================================================================
                        CONTRACT DATA REQUIREMENTS LIST                                                Form Approval
                                                                                                     OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and
Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork
Reduction Project (0704-0188), Washington, DC 20503.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.                               B. EXHIBIT                      C. CATEGORY
0002                                                    A                                 TOP  X        TM              OTHER
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                                          E. CONTRACT/PR NO.           F. CONTRACTOR
                                                                        N00014-96-C-0279             IRVINE SENSORS INC
====================================================================================================================================
1. DATA ITEM NO.    2. TITLE OF DATA ITEM                                                      3. SUBTITLE
A001                PROGRESS REPORTS
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)            5. CONTRACT REFERENCE                  6. REQUIRING OFFICE
                                                        SECTION H.1 OF SCHEDULE                SEE SECTION F
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ       9. DIST STATEMENT   10. FREQUENCY   12. DATE OF FIRST SUBMISSION      14.             DISTRIBUTION
LT*                 REQUIRED            AS REQUIRED                                       ------------------------------------------
-------------------                    ---------------------------------------------------                        b. COPIES
8. APP CODE                             11. AS OF DATE  13. DATE OF SUBSEQUENT SUBMISSION                         ------------------
                                        *                                                       ADDRESSEE                 Final
                                                                                                                  Draft ------------
                                                                                                                         REQ  REPRO
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                                 See Enclosure Number 1
                                                                                          ------------------------------------------
* As required by the Program Officer, these reports, submitted periodically for the
purpose of reporting progress, may be in the form of a letter report, or a technical      ------------------------------------------
report.
                                                                                          ------------------------------------------
                                                                                            15. TOTAL
====================================================================================================================================
1. DATA ITEM NO.    2. TITLE OF DATA ITEM                                                      3. SUBTITLE
A002                FINAL REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)            5. CONTRACT REFERENCE                  6. REQUIRING OFFICE
                                                        SECTION H.1 OF THE SCHEDULE            SEE SECTION F.2
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ       9. DIST STATEMENT   10. FREQUENCY   12. DATE OF FIRST SUBMISSION      14.             DISTRIBUTION
DD*                 REQUIRED            ONR/R           SEE SECTION F.1                   ------------------------------------------
-------------------                    ---------------------------------------------------                        b. COPIES
8. APP CODE                             11. AS OF DATE  13. DATE OF SUBSEQUENT SUBMISSION                         ------------------
                                        SEE SECTION F                                           ADDRESSEE                 Final
                                                                                                                  Draft ------------
                                                                                                                         REQ  REPRO
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                                 See Enclosure Number 1
                                                                                          ------------------------------------------
* DD250 required only for acceptance by the Program Officer designated in Section F.
Information copies of this report shall be distributed in accordance with Enclosure       ------------------------------------------
Number 1.
                                                                                          ------------------------------------------
                                                                                            15. TOTAL
====================================================================================================================================
1. DATA ITEM NO.    2. TITLE OF DATA ITEM                                                      3. SUBTITLE

------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)            5. CONTRACT REFERENCE                  6. REQUIRING OFFICE

------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ       9. DIST STATEMENT   10. FREQUENCY   12. DATE OF FIRST SUBMISSION      14.             DISTRIBUTION
                    REQUIRED                                                              ------------------------------------------
-------------------                    ---------------------------------------------------                        b. COPIES
8. APP CODE                             11. AS OF DATE  13. DATE OF SUBSEQUENT SUBMISSION                         ------------------
                                                                                                ADDRESSEE                 Final
                                                                                                                  Draft ------------
                                                                                                                         REQ  REPRO
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS
                                                                                          ------------------------------------------

                                                                                          ------------------------------------------

                                                                                          ------------------------------------------
                                                                                            15. TOTAL
====================================================================================================================================
1. DATA ITEM NO.    2. TITLE OF DATA ITEM                                                      3. SUBTITLE

------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)            5. CONTRACT REFERENCE                  6. REQUIRING OFFICE

------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ       9. DIST STATEMENT   10. FREQUENCY   12. DATE OF FIRST SUBMISSION      14.             DISTRIBUTION
                    REQUIRED                                                              ------------------------------------------
-------------------                    ---------------------------------------------------                        b. COPIES
8. APP CODE                             11. AS OF DATE  13. DATE OF SUBSEQUENT SUBMISSION                         ------------------
                                                                                                ADDRESSEE                 Final
                                                                                                                  Draft ------------
                                                                                                                         REQ  REPRO
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS
                                                                                          ------------------------------------------

                                                                                          ------------------------------------------

                                                                                          ------------------------------------------
                                                                                            15. TOTAL
====================================================================================================================================
G. PREPARED BY                                          H. DATE                 L. APPROVED BY                    J. DATE
Wade Wargo                                              24 JUN 96               Genesta Belton                    24 JUN 96
====================================================================================================================================

DD Form 1423-2, JUN 90                                        Previous editions are obsolete                       Page _ of _ Pages
                                                                                                            NAVOCNR OVERPRINT (1-91)

                CONTRACT NUMBER: N00014-96-C-0279

                              ENCLOSURE NUMBER 1
                        CONTRACT DATA REQUIREMENTS LIST
                        INSTRUCTIONS FOR DISTRIBUTION

DISTRIBUTION OF TECHNICAL REPORTS AND FINAL REPORT
--------------------------------------------------

The minimum distribution of technical reports and the final report submitted in connection with this contract is as follows:

=============================================================================================
                                                                   NUMBER OF COPIES
                                                 --------------------------------------------
                                        DODAAD     UNCLASSIFIED/   UNCLASSIFIED/LIMITED AND
     ADDRESSEE                           CODE        UNLIMITED            CLASSIFIED
=============================================================================================
Program Officer                        N000149           1                    1
---------------------------------------------------------------------------------------------
Administrative Contracting Officer*     S0513A           1                    1
---------------------------------------------------------------------------------------------
Director, Naval Research Laboratory     N00173           1                    1
ATTN: Code 2627
Washington, D.C. 20375
---------------------------------------------------------------------------------------------
Defense Technical Information Center    S47031           2                    2
8725 John J. Kingman Road
STE 0944
Ft. Belvoir, VA 22060-6218
=============================================================================================

If the Program Officer directs, the Contractor shall make additional distribution of technical reports in accordance with a supplemental distribution list provided by the Program Officer.

Distribution of Reports which are NOT Technical Reports

The minimum distribution for reports which are not technical reports is as follows:

=============================================================================================
                                                                   NUMBER OF COPIES
                                                 --------------------------------------------
                                        DODAAD     UNCLASSIFIED/     UNCLASSIFIED/LIMITED
     ADDRESSEE                           CODE        UNLIMITED          AND CLASSIFIED
=============================================================================================
Program Officer                        N00014            1                    1
---------------------------------------------------------------------------------------------
Administrative Contracting Officer*    S0513A            1                    1
=============================================================================================

*Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.


     CONTRACT NUMBER:N00014-96-C-0279

                    FINANCIAL ACCOUNTING DATA SHEET - NAVY

----------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT NUMBER (CRITICAL)       2. SPIIN (CRITICAL      3. MOD      4. PR NUMBER                             PAGE 1 OF 1
       N0001496C0279                                                          96PR06041-00
----------------------------------------------------------------------------------------------------------------------------------
             6. LINE OF ACCOUNTING                                                                 7.            NAVY INTERNAL
           --------------------------------------------------------------------------                  AMOUNT        USE ONLY
             A.        B.           C.        D.   E.   F.  G. H.        I.   J.  K.                  (CRITICAL)  REF DOC/ACRN
 CLIN/SLIN   ACRN      APPROPRIATION SUBHEAD   OBJ PARM RFM SA     AAA     IT PAA        COST CODE
             (CRITICAL) (CRITICAL)  (CRITICAL) CLA             (CRITICAL)            -----------------
                                                                                     PROJ        PDLI
                                                                                     UNIT   MCC  & SUF
----------------------------------------------------------------------------------------------------------------------------------
             AA         9760400     1304      000  RA   013  0 068342   2D    000000 R6S10  000  B558   749,671.00  PR#96PR06041-00
                                                                                                                          FRC:A002







------------------------------------------------------------------------------------------------------------------
                                                                                   PAGE TOTAL        $749,671.00

                                                                                   GRAND TOTAL       $749,671.00
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                 COMPTROLLER APPROVAL:
                                                             CONTRACT REVIEWED FOR FISCAL DATA AND SIGNATURE
                                                             BY _________________________________ for COMPTROLLER, ONR
DATE:                                                  DATE:
--------------------------------------------------------------------------------------------------------------------------------
  FAD1

3.   PHASE II WORK PLAN

3.1  Overview

     It is an essential prerequisite of any project intending to use stacks of VASP-256 chips that these stacks be available as proven, characterized and documented systems components. There must also exist the infrastructure for the production of these devices, including screening tests (for both stack manufacture and post-packaging stages) and cost data, based on expected production yields. Only then do MCM and systems designers have the data and confidence needed to integrate these devices into their modules or systems. This data would also provide the stepping-stone to the realization of more complex or larger chip stacks. It is also necessary to prove the effectiveness of fault-tolerance as applied to VASP chip stacks by demonstrating this in practice.

     In order to provide a rapid route to the exploitation of VASP chip stacks in existing system products, we plan to pioneer the use of these components using the existing ASPEX testbed (i.e., ASTRA; ASP Systems Testbed for Research and Applications). Such operation of prototype VASP chip stacks in a testbed system would prove the ability of these components to run ASP software, and would enable them to be extensively evaluated (e.g., using application benchmark code). In addition, systems design experience with VASP stacks would be valuable in the design of these components into future ASP systems products (e.g., Modular-MPC systems).

     It is proposed, in the second phase of this project, to make these steps and to put into place VASP chip stacks as a fully engineered, available technology, and to define routes for its application and exploitation in both the near and medium term. A fundamental building-block, a prototype 5-VASP chip fault-tolerant stack will be developed and evaluated, for potential exploitation in existing system products, and as the basic building-block of future, more aggressive and long-term architectural and packaging developments. Once proven, these stacks would be integrated into a Multi-Chip Module.

     Initially, an MCM to hold four such VASP chip would be developed. Once proven, four of these populated substrates would be assembled on a carrier (Low Density Interconnect) substrate, to form the full MCM structure. Once packaged, these MCMs would subsequently be interfaced to an existing ASPEX testbed system for exhaustive applications analysis and demonstration. Such MCMs could then be immediately exploited in Modular-MPC products. This phase is take place over an 18 month project duration.

     It is proposed to divide Phase II of the project between Irvine Sensors Corporation and ASPEX Microsystems Ltd. as follows:

Irvine Sensors Corporation

     Prototype VASP chip stack production, including the following

 .    Procure wafers of VASP-256 chips

 .    Procure suitable (PGA) packages for assembled stacks

Use or disclosure of the proposal data is subject to the restriction on the cover page of this proposal.

9513II                              Page 13                      ARPA TRP 93-006

 .  Perform stack interconnect design

 .  Develop new high density I/O for 3D Silicon manufacturing

 . Fabricate and package a minimum of 8 prototype VASP 5-chip stacks. A small number of stack samples to deliberately include a faulty VASP chip, for the purposes of demonstrating stack fault-tolerance.

 .  Perform initial screening tests on packaged prototypes

 .  Ship protypes to ASPEX Microsystems Ltd. for detailed evaluation.

 . Design (supported by ASPEX Microsystems) the MCM structure. Procure MCM-D substrates (manufactured by nCHIP) to carry four, 5-chip VASP stacks and identify suitable packages. Ship packaged samples to ASPEX Microsystems Ltd. for evaluation. Procure Low Density Interconnect substrates to carry four of these MCM-D substrates and form the MCM structure. Arrange manufacture and shipment of the modules in suitable packaged form to ASPEX Microsystems Ltd. for evaluation.

ASPEX Microsystems Ltd.

------------------------------------------------------------------------------

NOTE: No research or development activity will be performed at ASPEX outside of the United States. UK activities will be limited to integration and test of Phase II hardware in existing commercial test beds and associated documentation.
------------------------------------------------------------------------------

   Stack design support and evaluation, stack based architecture and applications analysis, as detailed below

 . Analysis of medium to long term Modular-MPC systems options, based on VASP chip stack technology. Carry out feasibility studies and conceptual designs, evaluate cost-performance and identify suitable enabling (i.e., packaging) technologies.

 . Support the Irvine Sensors VASP chip stack design effort (e.g., schematics, design reviews)

 . Develop full characterization and production screening test sets for 5-VASP chip stacks

 . Develop ASIC tester fixturing hardware for 5-VASP chip stacks (for an IMS XL-60 tester)

 .  Exhaustively test and fully characterize prototype chip stacks

 .  Produce full 5-VASP chip stack technical documentation and datasheet

 . Support the design and procurement, by Irvine Sensors Corporation, of 5-VASP chip stack based Multi-Chip Modules. Provide schematics and specifications, design support and reviews.



 Use or disclosure of the proposal data is subject to the restriction on the cover page of this proposal.
951311                             Page 14                      ARPA  TRP 93-006

 .  Develop test cards for the integration of the 5-VASP chip stack based Multi-
   Chip Modules into an existing ASPEX testbed. Establish roadmap for the exploitation of 5-VASP chip stacks and MCMs in existing systems products.

 . Develop applications demonstrations, and show MCMs based on 5-VASP chip stacks running user code in system, including the use of on-line fault-tolerance to configure faulty stacks/modules.

3.2 Phase II Schedule

                           [LINE GRAPH APPEARS HERE]

  Figure 3-1 Phase II Program will Develop and Integrate VASP Stacks into an
                          Existing ASPEX MPC Test Bed











 Use or disclosure of the proposal data is subject to the restriction on the cover page of this proposal.
951311                            Page 15                    ARPA   TRP 93-006